                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                           ----------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                          ----------------------------------


           Date of Report (Date of earliest event reported): January 6, 1999



                           AFFILIATED MANAGERS GROUP, INC.
                  (Exact name of Registrant as specified in charter)



          Delaware                        001-13459               043218510
(State or other jurisdiction      (Commission file number)      (IRS employer
      of incorporation)                                      identification no.)


                Two International Place, 23rd Floor, Boston, MA 02110
                 (Address of principal executive offices)  (Zip Code)

                                    (617) 747-3300
                 (Registrant's telephone number, including area code)


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Item 5.  Other Events

     On January 6, 1999, Affiliated Managers Group, Inc. ("AMG") acquired a 65% interest in Rorer Asset Management ("Rorer") with senior executives at Rorer owning the remaining 35% interest. As a result of the transaction, Edward C. Rorer & Co., Inc. (the predecessor company) was reorganized into Rorer Asset Management LLC. AMG paid approximately $65 million in cash for its equity position.

     This transaction will be accounted for under the purchase method of accounting. AMG financed the purchase price out of borrowings under its existing revolving credit facility.

     Founded in 1978, Rorer is a Philadelphia-based investment advisor that manages approximately $4.4 billion of assets. Rorer Asset Management provides investment services to a diverse client base including individuals, trusts and estates, corporations, pension and profit sharing plans, unions and Taft-Hartley funds, and charitable institutions. The firm offers three types of investment management accounts: large-cap equity, balanced, and fixed income. In addition, Rorer is introducing a mid-cap equity product employing the same relative value investment process that has been successfully applied to large-cap equities. The Rorer approach to asset management is a highly disciplined investment process which has provided competitive performance results with significantly less volatility than the market. These results are pursued by combining quantitative and qualitative disciplines in Rorer's stock selection models and adhering to them through market cycles.

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Item 7. Financial Statements, Pro Forma Information and Exhibits

    (a) Financial Statements of Businesses Acquired.
        Not required.

    (b) Pro Forma Financial Statements
        Not required.

    (c) Exhibits


Number  Description
- ------  -----------

2.9     Stock Purchase Agreement dated November 9, 1998 by and among the
        Company, Edward C. Rorer & Co., Inc. and the stockholders of Edward C.
        Rorer & Co., Inc. (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).(1)

10.15   Rorer Asset Management Company, LLC Amended and Restated Limited
        Liability Company Agreement dated January 6, 1999, by and among
        Affiliated Managers Group, Inc. and the members identified therein.
        (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).

10.16   Form of Employment Agreement.

99.1 Press release, dated November 9, 1998 (filed for informational purposes).

99.2    Press Release, dated January 6, 1999.


----------------
(1) Incorporated by reference to the exhibit of that number in the Company's Report on Form 10-Q for the quarter ended September 30, 1998.


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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AFFILIATED MANAGERS GROUP, INC.

                                   By: /s/ Darrell W. Crate
                                      -----------------------------
                                      Name:  Darrell W. Crate
                                      Title: Senior Vice President,
                                             Chief Financial Officer
                                             and Treasurer (and also
                                             as Principal Financial and
                                             Accounting Officer)


DATE: January 21, 1999


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                                    EXHIBIT INDEX


Number     Description
------     -----------

2.9        Stock Purchase Agreement dated November 9, 1998 by and among the
           Company, Edward C. Rorer & Co., Inc. and the stockholders of Edward
           C. Rorer & Co., Inc. (excluding schedules and exhibits, which the
           Registrant agrees to furnish supplementally to the Commission upon request).(1)

10.15      Rorer Asset Management, LLC Amended and Restated Limited Liability
           Company Agreement dated January 6, 1999, by and among Affiliated
           Managers Group, Inc. and the members identified therein (excluding schedules and exhibits, which the Registrant agrees to furnish supplementally to the Commission upon request).

10.16      Form of Employment Agreement.

99.1 Press release, dated November 9, 1998 (filed for informational purposes).

99.2       Press Release, dated January 6, 1999


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(1) Incorporated by reference to the exhibit of that number in the Company's
    Report on Form 10-Q for the fiscal quarter ended September 30, 1998.